GOLDMAN SACHS TRUST

Goldman Sachs Select Satellite Funds

Class A, Class C, Institutional, Investor, Class P, Class R, Class R6 and Class T Shares of the

Goldman Sachs Commodity Strategy Fund

(the “Fund”)

Supplement dated March 14, 2019 to the

Summary Prospectuses, Prospectuses and Statement of Additional Information (“SAI”),

each dated April 30, 2018, as supplemented to date

Effective immediately, Mark Van Wyk will serve as a portfolio manager for the Fund. In addition, effective March 31, 2019 (the “Effective Date”), Michael Johnson will no longer serve as a portfolio manager for the Fund. Samuel Finkelstein will continue to serve as a portfolio manager for the Fund.

Accordingly, effective immediately, the Fund’s disclosures are modified as follows:

The following replaces in its entirety the “Portfolio Managers” subsection of the “Goldman Sachs Commodity Strategy Fund—Summary—Portfolio Management” section of the Prospectuses, as well as the “Portfolio Management” section of the Fund’s Summary Prospectuses:

Portfolio Managers: Samuel Finkelstein, Managing Director, has managed the Fund since 2010; Michael Johnson, Managing Director, has managed the Fund since 2007; and Mark Van Wyk, Managing Director, has managed the Fund since 2019.

The following replaces the table in the “Commodity Strategy Team” subsection of the “Service Providers—Fund Managers” section of the Prospectuses:

Samuel Finkelstein Managing Director, Co-Chief Investment Officer, Global Fixed Income	Portfolio Manager— Commodity Strategy	Since 2010	Mr. Finkelstein is Co-Chief Investment Officer of Global Fixed Income, Global Head of GSAM’s Emerging Market franchise, and a member of the Fixed Income strategy and Fundamental Equity strategy groups. He joined the Investment Adviser in 1997.
Michael Johnson Managing Director	Portfolio Manager— Commodity Strategy	Since 2007	Mr. Johnson is a member of the Commodities team. He joined the Investment Adviser in 2002.
Mark Van Wyk Managing Director	Portfolio Manager— Commodity Strategy	Since 2019	Mr. Van Wyk is Head of the Government Swaps team. He joined the Investment Adviser in 1994.

In addition, on the Effective Date, the Fund’s disclosures are modified as follows:

All references to Mr. Johnson in the Summary Prospectuses, Prospectuses and SAI are deleted in their entirety.

This Supplement should be retained with your Summary Prospectuses, Prospectuses and SAI for future reference.

SELSAT2CONFIDSTK 03-19